Exhibit 10.8
                                 LEASE AGREEMENT

     THIS AGREEMENT is made the 14th day of May, 1993, by and between HENDERSON EVANS, L.C., a Florida limited liability company, and SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Tenant").

     1. DEMISED PREMISES. Landlord does hereby demise and let unto Tenant, and Tenant rents from Landlord, all that land ("Land") as shown on the recorded Plat Plan for Airport Corporate Center for Lot Nos. 1 and 7, together with the building of appropriately 22,500 square feet ("Building") to be constructed thereon on behalf of Landlord in Airport Corporate Center ("Center"), Melbourne, Brevard County, Florida. (Land and Building hereinafter collectively "Demised Premises"), for a term described in Paragraph 2 hereof, and to be used and occupied as office, engineering, manufacturing and assembly space and for no other purpose.

     2. DEMISED TERM. This Lease shall be for a term of ten (10) years (plus any partial month if the Commencement Date is other than the first day of the month) ("Demised Term"), unless earlier terminated pursuant to the terms of this Lease, beginning the date on which Landlord substantially completes the leasehold improvements, as evidenced by a certificate of occupancy issued by the City of Melbourne, in accordance with Paragraph 5 hereof and delivers the Demised Premises to Tenant ("Commencement Date"), and ending the last day of the one hundred twentieth (120th) month following the Commencement Date, ("Expiration
Date"). Within thirty (30) days following the Commencement Date, Landlord and Tenant shall confirm the Commencement Date in writing. The Commencement Date shall be as specified in Paragraph 6b. hereof.

     3. BASIC RENT.

          a. FIRST YEAR OF THE DEMISED TERM. During the first Lease Year of the Demised Term, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of $166,500.00 per annum lawful money of the United States of America, payable in advance during the First Year of the Demised Term of this Lease in sums of $13,875.00 on the first day of each month, rent to begin on the Commencement Date. Rent due and payable without demand or offset, at the office of Landlord (Attention: Accounting Department).

          b. YEARS 2-10 OF THE DEMISED TERM AND EXTENDED TERMS. During the second through tenth Lease Years and any years during the Extended Term, Tenant agrees to pay a net Basic Rent ("Basic Rent") in the sum of: the previous Year's Basic Rent, PLUS the lesser of: (i) an adjustment for Consumer Price Index ("CPI") increase, as defined below, or (ii) three percent (3%) of the previous Year's Basic Rent.

          ADJUSTMENT FOR CPI INCREASE: The CPI adjustment for each subsequent Year's Basic Rent shall be: an amount equal to the percentage change in the Consumer Price Index, as measured from the Base Index to the Comparison Index, multiplied by the previous Year's Basic Rent. For the purposes of this paragraph:

          (a) The CPI shall mean the Consumer Price Index (Base Period 1967) (U.S. city average for urban consumers), published by the Bureau of Labor Statistics of the United States Department of Labor; provided that if such Consumer Price Index is no longer published at regular periods, then any similar report released by any other bureau, department or agency of the United States Government at regular periods, for substantially similar purposes, shall be used;

          (b) The Base Index shall mean the most recent Consumer Price Index published sixty (60) days prior to commencement of the Lease Year;

          (c) The Comparison Index shall mean the most recent Consumer Price Index published sixty (60) days prior to the end of the Lease Year.

          (d) Lease Year shall mean the twelve (12) month period starting on the Commencement Date and each anniversary thereof during the Demised Term.

     4. NET LEASE. It is the intent of the parties hereto that this is a net lease, and that all costs of ownership, maintenance and use of the Demised Premises, shall be paid by Tenant in addition to the payments of Basic Rent specified above, provided however, Landlord shall be responsible for property management expenses, if any, structural repairs to the exterior foundation, roofs, the plumbing in common areas and/or outside of the Building, and exterior walls (but excluding the exterior of, and the frames surrounding all windows, doors, plate glass, store fronts and signs). Said repairs by Landlord will be made within a reasonable time after notice from Tenant. Landlord shall provide all Common Area Services ("Common Area Services" is defined as exterior janitorial services, grounds maintenance, landscaping, parking lot maintenance and site lighting, if applicable) to the Demised Premises, at Tenant's expense. Tenant shall have the right to approve, in advance, all contracts for Common Area Services for the Demised Premises.

     5. IMPROVEMENT OF DEMISED PREMISES.

          (a) CONSTRUCTION OF THE BUILDING. After execution of this Lease and initialing of the final plans and specifications ("Final Plans and Specifications") for the Building, which Final Plans and Specifications are attached hereto as Exhibit "A" and incorporated herein by reference, Landlord shall promptly make application for all building permits and approvals. Any changes to the Final Plans and Specifications required by Tenant during the building or fit-up of the Demised Premises shall be by separate written change order (including payment terms), with an extension of time to complete the building of the Demised Premises, if necessary, signed by both parties.

          (b) FIT-UP WORK. Utilizing a general contractor selected by Landlord, Landlord shall complete and prepare the Demised Premises for Tenant's initial occupancy in a good and workmanlike manner in accordance with Tenant's Improvement Plan which has been initialed by both Landlord and Tenant.

          (c) MATERIALS USED FOR FIT-UP WORK. Landlord shall use materials as outlined on the attached Tenant Scope of Work (Exhibit "A"). Landlord reserves the right, however: (1) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (2) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any change shall first be obtained (which approval shall not be unreasonably withheld) so long as there shall be general conformity with Tenant's Improvement Plans and Tenant's intended use of the Demised Premises and which approval must be given or denied (with reasons stated in the case of denial) within forty-eight (48) hours after request or approval shall be conclusively deemed to have been given.

     6. INABILITY TO GIVE POSSESSION.

          (a) EXCUSABLE DELAYS. Landlord shall not be liable to Tenant for any damages caused by Landlord's inability to deliver possession of the Demised Premises to Tenant on the Commencement Date, as a result of causes beyond Landlord's reasonable control, including, but not limited to, delays caused by Tenant's acts or by strikes, lockouts, labor disputes, inclement weather (including the day(s) following inclement weather when construction work cannot proceed due to saturation of soils or other unsatisfactory conditions), inability to procure materials, failure of power, restrictive governmental rules and regulations, riots, insurrections or war ("Excusable Delays").

          (b) DELIVERY OF DEMISED PREMISES. If the Landlord shall be unable to give possession of the Demised Premises within nine (9) months of receiving the building permit from the City of Melbourne, exclusive of Excusable Delays ("Completion Date"), or because a certificate of occupancy has not been procured, Landlord shall not be subject to any liability for such inability to give possession under such circumstances. The payment of rent shall not commence until the Commencement Date. The failure to give possession on the Completion Date shall not affect the validity of this Lease or the obligations of Tenant hereunder or extend the Demised Term, provided, however, in the event Landlord is unable to give possession on or before the tenth (10th) month after receiving the building permit from the township (exclusive of Excusable Delays), then Tenant shall have the option of declaring the Lease terminated by giving Landlord written notification thereof, by registered mail, within two (2) weeks of the first day of said tenth (10th) month.

     7. ADDITIONAL RENT.

          (a) BREACH. Tenant agrees to pay as rent in addition to the Basic Rent any and all sums which may become due by reason of the failure of Tenant to comply with all of the covenants of this Lease and any and all damages, costs and expenses, including attorney's fees, which the Landlord may suffer or incur by reason of such default, and also any and all damages to the Demised Premises caused by any act or neglect of the Tenant.

          (b) TAXES, ASSESSMENTS, ETC. Tenant will duly promptly pay as additional rent to Landlord, as the same shall become due and payable and before they become delinquent, all taxes, rates, assessments and other governmental charges, and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the term of the Lease be levied, assessed or imposed, or become due and payable or become liens upon, or arise in connection with the use, occupancy or possession of, or any interest in, the Demised Premises, or upon the rents, issues, income and profits therefrom so as to prevent the same from becoming or being an enforceable lien or claim against the property or the interest of Landlord ("Expenses"). Landlord shall apply such payment by Tenant to the payment of such Expenses, but in no event shall Landlord be required to pay such Expenses early or during discount periods. Such Expenses shall include all real estate taxes, assessments, water and sewer charges which may become liens upon the Demised Premises or any part thereof. If Landlord requests Tenant to pay such Expenses other than to Landlord, Tenant will furnish or cause to be furnished to Landlord not less than fifteen (15) days prior to the date on which payment of the same would become delinquent, or subject to penalty or interest, receipts or other evidence satisfactory to Landlord of the payment of all such Expenses. If Landlord requests in writing, Tenant shall pay to Landlord, or as Landlord may direct, such Expenses in advance in installments as estimated and determined by Landlord, and deposited with Landlord, or as directed by Landlord, for payment of all such Expenses when the same may become due and payable. Notwithstanding the foregoing, Tenant shall not be responsible for gross receipts or other income taxes incurred by Landlord on the rents received hereunder unless it is imposed in lieu of another charge for which Tenant is responsible hereunder.

          If the tenant deems excessive or illegal any such Expenses, with the written consent of the Landlord, the Tenant may make payment under protest. Any contest, whether before or after payment, may be made in the name of the Landlord or the Tenant or both, with the written consent of the Landlord. If requested by Tenant, Landlord may, but shall not be required to participate in any such contest, but the Tenant shall be entitled to any refund of any such Expenses, and any penalty or interest thereon which may have been paid by the Tenant, but all costs in connection with such contest shall be borne by the Tenant.

          In case of failure of the Tenant to make any of the payments to be made by Tenant for such Expenses, the Landlord may, but shall not be required to, pay the amount of same, with penalty and interest thereon, if any. The amount so paid by the Landlord, with interest thereon from the date of payment thereof by the Landlord, shall be added to and become a part of the next installment of rent.

          If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed (1) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom or (2) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the premises and imposed upon the Landlord, or (3) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies or impositions and charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by the Tenant pursuant hereto the extent that such taxes, assessments, levies, impositions and charges would be payable if the premises were the only property of the Landlord subject thereto, and the Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments.

          (c) INSURANCE. Landlord shall keep all buildings and improvements now or hereafter erected upon the Demised Premises, together with Chattels therein, insured for the benefit of Landlord against loss by fire and other causalities and hazards usually covered by extended coverage insurance in an amount not less than the replacement value of the Demised Premises (excluding foundations and other parts below parts below the surface of the lowest floor), as determined not more than once annually by an appraiser or rating bureau satisfactory to Landlord. Tenant agrees that it will, throughout the Demised Term, pay and discharge as additional rent, the cost incurred by Landlord in insuring the Demised Premises as above stated. Insurance premiums at the beginning and end of the term shall be apportioned. It is expressly understood and agreed that if for any reason attributable to Tenant it shall be impossible to obtain Fire insurance on the building and improvements on the Demised Premises in an amount and in the form and with fire insurance companies acceptable to the Landlord, the Landlord may, if the Landlord elects, (a) terminate this Lease and the term thereof on giving to the Tenant fifteen (15) days' notice in writing of Landlord's intention so to do and upon the giving of such notice this lease and the terms thereof, shall terminate and come to an end; (b) compute the additional costs for such insurance over and above the standard cost as if the condition attributable to Tenant did not exist and Tenant shall be obligated to pay all of such additional cost.

          Tenant shall also provide at its sole cost and expense, any insurance on improvements made to or inside the Demised Premises by Tenant. Such policy shall name as insured Landlord and Tenant, as their interests may appear and shall name Landlord's first mortgagee, if any, as mortgagee. A copy of such policy shall be furnished to Landlord and Landlord's first mortgagee.

          Tenant at its own cost and expense will provide and keep in force during the Demised Term of this Lease commercial general liability insurance covering at least the hazards of "premises-operations", "elevators" (if applicable) and "independent contractors", in which Landlord shall be included as a named insured, in such other limits of liability as may be required by landlord from time to time, but not less than One Million Dollars
($1,000,000.00) combined single limit, with a deductible not to exceed Five Thousand Dollars ($5,000.00). Such insurance shall cover not only the Demised Premises but shall also include all elevators, hoists, hallways, entranceways, stairs or any other common areas (exterior or interior), streets, driveways, alleys, lawns, parking and loading areas, sidewalks and curbs adjacent thereto.

          All such policies shall contain provision for notice to the said Landlord not less than ten (10) days in advance of any cancellation or material change of such policy. In case of failure of the Tenant to make premium payments when due, the Landlord may pay the amount of any such premiums, which amount with interest thereon from the date of payment by Landlord shall be added to and become part of the next installment of rent.

          Copies of renewal policies or certificates for any insurance required under this Paragraph shall be deposited by Tenant with Landlord at least ten
(10) days prior to the expiration of existing policies, and upon failure so to do Landlord may immediately purchase, for the account of Tenant, the necessary insurance from any reputable insurance company without notice to Tenant, and Tenant shall reimburse Landlord for cost thereof within ten (10) days after demand.

          All insurance required hereunder shall be issued by companies licensed to do business in Florida and acceptable to Landlord. Tenant shall have the right to carry the insurance provided for in this Paragraph, or any portions of such insurance under a blanket or comprehensive all-risks policy.

          (d) UTILITIES. Tenant further agrees to pay as additional rent all charges for water, sewer, gas, oil, electricity, light, heat, power, telephone or other utility used by Tenant at the Demised Premises during the Demised Term. All charges for repair of the utility meter(s) on the Demised Premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident, or other causes, shall be payable by Tenant as additional rent and shall be paid immediately when the same become due.

          (e) MISCELLANEOUS. Tenant agrees to pay as Additional Rent its pro-rata share of all Center charges, as set forth in Paragraph 35 hereof, for: signage repairs, exterior janitorial service, grounds maintenance and landscaping, parking lot maintenance, fences and site lighting. Landlord shall perform, at Tenant's cost and expense, the grounds maintenance, landscaping, parking lot maintenance and site lighting for the Demised Premises and bill Tenant the cost for same as Additional Rent.

     8. TIME, PLACE AND WITHHOLDING OF PAYMENT. Unless provided otherwise herein, all Basic Rent and additional rent shall be payable in advance without prior notice or demand and without any set off or deduction whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing) and at the times provided for the payment of the Basic Rent. Under no circumstances will Tenant be permitted to withhold for any reason.

     9. AFFIRMATIVE COVENANTS OF TENANT. Tenant covenants and agrees that it will without demand:

          (a) INTERFERENCE AND WASTE. Conduct its business in such a manner as not to interfere with or be a nuisance to the conduct of the Landlord's business or that of any of Landlord's other tenants, and shall not allow any noxious odors or vapors to be emitted from the Demised Premises. Landlord agrees that it will conduct its business so as not to interfere with that of the Tenant. Use of explosives, flammable and/or corrosive agents and other like materials is not approved unless authorized by Landlord in advance. Any cleaning agent apparatus will be installed and vented to the outside at Tenant's cost and only if installation is approved in writing in advance by Landlord. Tenant shall not engage in activities that waste the premises.

          (b) MAINTENANCE AND REPAIR. Keep the Demised Premises and improvements erected thereon in good condition and repair, including all plumbing, heating, electrical and air conditioning systems and any loading facilities including loading doors and dock bumpers. Tenant at its own expense shall enter into a maintenance contract ("Maintenance Contract") with a heating and air conditioning repair service acceptable to Landlord for the Demised Term and shall provide Landlord with a copy of same. The specifications for the Maintenance Contract are attached hereto as Exhibit "B". The Demised Premises and the buildings and improvements thereon erected at any reasonable time, and from time to time, for the purpose of inspecting and appraising the same. The Tenant shall comply with all orders, regulations, rules and requirements of every kind and nature relating to the Demised Premises, now or hereafter in effect, of the Federal, State, Municipal or other governmental authorities having power to enact, adopt, impose or require the same, whether they be usual or unusual, ordinary or extraordinary, and whether they or any of them relate to structural changes or requirements of whatever nature, or to changes or requirements incident thereto, or as the result of the use or occupation thereof by Tenant, and the Tenant shall pay all costs and expenses incidental to such compliance, and shall indemnify and save harmless the Landlord from all expense, and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Demised Premises or against the Landlord as owner thereof, because of the failure of the Tenant to comply with this covenant. Tenant further agrees to keep the Demised Premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., which are broken; and keep all waste and drain pipes open.

          In the event of the failure of Tenant promptly to perform the covenants of Paragraph 8(b) hereof, Landlord may go upon the Demised Premises and perform such covenants, the cost thereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent.

          (c) COMPLIANCE. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the Demised Premises and save Landlord harmless from penalties, fines, costs or damages resulting from failure so to do.

          (d) FIRE. Use every reasonable precaution against fire.

          (e)  RULES  AND   REGULATIONS.   Comply  with  reasonable   rules  and
regulations of Landlord promulgated as hereinafter provided (See attached Exhibit "C").

          (f) SURRENDER OF DEMISED PREMISES. Upon the expiration or other termination of this Lease, for any reason whatsoever, surrender to the Landlord the Demised Premises together with the buildings and improvements thereon erected or standing thereon and the building equipment then upon the Demised Premises, together with all alterations and replacements thereon, in good order, condition and repair, except for reasonable wear and use thereof, and except also, such damages by fire or other cause for which the Tenant is obligated to maintain insurance under the provisions of this Lease if the proceeds of such insurance have been received by Landlord, and except further, such damage by any taking by condemnation or exercise of the right of eminent domain if the Landlord has received the proceeds of such condemnation or exercise of eminent domain and applied the same under the provisions of this Lease. Tenant further agrees to promptly deliver to Landlord at his office all keys for the Demised Premises, and shall have removed from the Demised Premises those items listed on Exhibit "D" and such other items referred to in Paragraph 10d hereof as Landlord shall have given Tenant notice to remove. If Tenant fails to remove said items prior to the surrender of the Demised Premises, Landlord may dispose of the same, at Tenant's expense.

          (g) NOTICE TO CASUALTY. Give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the Demised Premises.

          (h) AGENCY FOR LEASING. Not vacate or desert the Demised Premises during the Demised Term, or any renewal term, nor permit same to be empty and unoccupied without consent of Landlord. If, with the permission in writing of Landlord, Tenant shall vacate or decide at any time during the Demised Term to vacate the herein Demised Premises prior to the expiration of this Lease, or any renewal hereof, Tenant will not cause or allow any other agent to represent Tenant in any subletting or reletting of the Demised Premises other than an agent approved by the Landlord, and that should Tenant do so, or attempt to do so, the Landlord, may remove any signs that may be placed on or about the Demised Premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming all responsibility for such action.

          10. NEGATIVE COVENANTS OF TENANT. Tenant covenants and agrees that he will do none of the following things without the consent in writing of Landlord first had and obtained:

          (a) USE. Occupy the Demised Premises in any other manner or for any other purpose than as above set forth.

          (b) ASSIGNMENT, ETC. Assign this Lease or hypothecate or mortgage the same or sublet the Demised Premises or any part thereof. Any assignment, transfer, hypothecation, mortgaging or subletting without the written consent of the Landlord shall be void. The following shall be considered a violation of this covenant:

               (1) filing of a petition by or against the Tenant under Chapter 7, 11 or 13 of Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, or the filing of any petition by or against (and if against not dismissed within thirty (30) days) the Tenant under any future bankruptcy act or state law for the same or similar relief;

               (2) the dissolution or the commencement of any action or proceeding for the dissolution or liquidation of the Tenant, in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed within thirty (30) days) the Tenant or for the appointment of a permanent receiver or a permanent trustee of all or substantially all the property of the Tenant;

               (3) the taking  possession  of the  property of the Tenant by any
governmental   officer  or  agency  pursuant  to  statutory  authority  for  the dissolution, rehabilitation, reorganization, or liquidation of the Tenant; or

               (4) the making by the Tenant of any assignment for the benefit of creditors.

          (c) Place or allow to be placed any stand, booth, or show case upon the doorsteps, vestibules or outside walls, pavements of said Demised Premises, or place, erect or cause to be placed or erected any projection or device on or in part of the Demised Premises. Tenant shall remove any projection or device placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this convenant (in addition to all another remedies given to Landlord in case of the breach of any conditions or covenants of this Lease) Landlord shall have the privilege of removing said stand, booth, show case, projection or device, and restoring said walls, etc., to their former condition, and Tenant, at Landlord's option, shall be liable to Landlord as additional rent for any and all expenses so incurred by Landlord.

          (d) ALTERATIONS AND IMPROVEMENTS. Make any structural alterations, improvements, or additions to the Demised Premises. All alterations, additions and improvements (except trade fixtures, furniture and equipment listed on the attached Exhibit "D", other than building equipment but including electrical installations, plumbing installations, heating units, cooling and/or refrigeration units, fire and burglar alarms and associated detection devices and related wiring, communication equipment and lighting fixtures) which may be made or installed by Tenant upon the Demised Premises shall upon the making or installation thereof be and become a part of the Demised Premises and shall remain upon and be surrendered with the Demised Premises as a part thereof at the termination of this Lease, unless Landlord shall, prior to the termination of this Lease, have given written notice to Tenant to remove the same, in which event Tenant will remove such alterations, improvements, and additions and restore the Demised Premises to the same good order and condition in which they now are. Should Tenant fail so to do, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant as additional rent.

          (e) MACHINERY. Use or operate any machinery that, in Landlord's opinion, is harmful to the Demised Premises or building of which the Demised Premises is a part.

          (f) WEIGHTS. Place any weights in any portion of the Demised Premises beyond the safe carrying capacity of the structure.

          (g) REMOVAL. Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the Demised Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent then due.

          (h) VACATION. Vacate or desert the Demised Premises during the Demised Term, or permit the same to be empty and unoccupied without the permission of Landlord.

          (i) RECORDATION. Record this Lease. If Tenant violates this covenant, Tenant hereby irrevocably authorizes, empowers and designates Landlord as its lawful attorney for the purpose of having said Lease marked satisfied of record.

     11. LANDLORD'S RIGHTS. Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Demised
Premises:

          (a) INSPECTION. At all reasonable times by himself or his duly authorized agent to go upon and inspect the Demised Premises and every part thereof, and/or at his option to make repairs, alterations and additions to the Demised Premises or the building of which the Demised Premises is a part. Excepting emergencies, Landlord shall give Tenant 24 hours' prior notice of inspection, and Tenant shall have the right to escort Landlord during such inspection, if Tenant so desires.

          (b) RULES AND REGULATIONS. At any time or times and from time to time to make such reasonable rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the Demised Premises, and for the preservation of good order herein. Such rules and regulations shall, when notice thereof is given to Tenant, form a part of this Lease.

          (c) FOR SALE OR RENT. To display a "For Sale" sign at any time and also, after notice from either party of intention to terminate this Lease, or at any time within three months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the Demised Premises as Landlord may elect and may contain such matter as Landlord shall require. Prospective purchasers or tenants authorized by Landlord may inspect the premises at reasonable hours at any time.

          (d) DISCONTINUANCE OF FACILITIES AND SERVICES. The Landlord may discontinue all facilities furnished and services rendered, or any of them by Landlord, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this Lease.

     12. RESPONSIBILITY OF TENANT. Landlord shall not in any event be responsible, and the Tenant hereby specifically assumes responsibility for any personal or bodily injury or death of any persons (including employees of Tenant and Landlord) and damage, destruction, or loss of use of any property, including the Demised Premises (except as specifically provided otherwise herein) occasioned by any event happening on or about the Demised Premises, hallways, entranceways, stairs or any other common areas (exterior or interior), elevators, hoists, streets, driveways, parking and loading areas, alleys, lawns, sidewalks and curbs adjacent thereto including those resulting from any work in connection with any alterations, changes, new construction or demolition, except if same results solely from the negligence of Landlord, its agents, servants, or employees. Tenant is subrogated to any rights of Landlord against any other parties in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, suits, damages, liability and costs (including counsel fees and expenses) arising out of or in any manner connected with any act or omission, negligent or otherwise of Tenant, third persons, or any of their agents, servants or employees which arise out of or are in any way connected with the erection, maintenance, use, operation, existence or occupation of the Demised Premises, hallways, entranceways, stairs or any other common areas (exterior or interior), elevators, hoists, streets, driveways, parking and loading areas, alleys, lawns, sidewalks and curbs adjacent thereto unless due solely to the negligence of Landlord, its agents, servants or employees.

     The Landlord shall promptly notify the Tenant of any claim asserted against the Landlord on account of any such injury or claimed injury to persons or property and shall promptly deliver to the Tenant the original or a true copy of any summons or other process pleading or notice issued in any suit or other proceeding to assert to enforce any such claim. The Tenant shall have the right to defend any such suit with attorneys of its own selection and the Landlord shall have the right, if it sees fit, to participate in such defense.

     Tenant further shall defend, indemnify and hold harmless Landlord from claims, demands, suits, liability for damages for personal or bodily injury or death of any persons or damage or destruction of any property (including loss of use thereof) caused by or in any manner arising out of any breach, violation or nonperformance by Tenant of any covenant, term or provision of this Lease.

     13. DAMAGE TO DEMISED PREMISES.

          (a) In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for him, that, in Landlord's judgment, the same cannot be repaired or restored within one hundred eighty (180) days, this Lease shall absolutely cease and determine, and the rent shall abate as of the date of casualty for the balance of the term. If Landlord cannot locate alternate space for Tenant to continue operation during the course of the repairs, then Tenant shall have the right to terminate this Lease within thirty
(30) days.

          (b) If the damage caused as above be only partial and such that the Demised Premises, in Landlord's judgment, can be restored within the time period and under the conditions as provided in Subparagraph 13(a) above, the Landlord may, at its option, restore the same (excluding fixtures and improvements owned by Tenant) with reasonable promptness, reserving the right to enter upon the Demised Premises for that purpose. The Landlord also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Demised Premises is a part, even though the effect of such entry be to render the Demised Premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the portion of the Demised Premises rendered untenantable and the duration of the Landlord's possession. If a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay the full amount claimed by Landlord. Tenant shall, however, have the right to proceed by law to recover the excess payment, if any.

          (c) Landlord shall make such election to repair the Demised Premises or terminate this Lease by giving notice thereof to Tenant within thirty (30) days from the day Landlord received notice that the Demised Premises had been destroyed or damaged by fire or other casualty.

          (d) Notwithstanding the fact that Landlord may have elected to repair the Demised Premises within said thirty (30) day period, if the mortgagee chooses to accelerate the mortgage due to damage by fire or other casualty to the Demised Premises or the building of which the Demised Premises is a part, Landlord shall have the right to rescind and/or cancel said election to repair and shall have the right to elect not to repair the damaged to the Demised Premises or the building of which the Demised Premises is a part, provided said notification of election not to repair is given to Tenant within thirty (30) days after date of the receipt of said notice of acceleration.

          (e) Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Demised Premises, or the termination of this Lease by reason of the destruction of the Demised Premises.

     14. MISCELLANEOUS AGREEMENTS AND CONDITIONS.

          (a) NON-WAIVER BY LANDLORD OR TENANT. The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants or conditions to this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions of this Lease or option, but the same shall be and remain in full force and effect.

          (b) ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy herein.

          (c) JURISDICTION AND LAW. Tenant hereby subjects itself to the jurisdiction of the Court of Brevard County, Florida. The laws of the State of Florida shall be applicable to this lease and any interpretations thereof.

          (d) The Landlord has let the Demised Premises, with the Building and Improvements as required by Paragraph 5, and without any representations on the part of Landlord, his officers, employees, servants and/or agents.

     15. REMEDIES OF LANDLORD. If the Tenant:

          (a) Does not pay within ten (10) days after it is due and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Landlord; or

          (b) Violates or fails to perform or otherwise breaks any non-monetary covenant or agreement herein contained which is not corrected in compliance within thirty (30) days after the notice; or

          (c) Vacates the Demised Premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Landlord in full for all rent and other charges then due; or

          (d) Files or has filed against it (and if against not dismissed in thirty (30) days) a petition under Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11 or 13 of the aforesaid Bankruptcy Code; or if there is the commencement of any action or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed in thirty (30) days) the Tenant or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant; or if there is the taking of possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant; or if there is the making by the Tenant of an assignment for the benefit of creditors;

          Then and in any of said events, there shall be deemed to be a breach of this Lease, and thereupon Landlord shall have the following rights:

          (1) To accelerate the whole or any part of the Basic Rent and additional rent (sometimes collectively referred to herein as "Rent") and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the term of this Lease, and any Rent, other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and/or any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance, provided, however, that Landlord agrees it will not exercise this remedy unless Tenant is in arrears for a total of three (3) monthly installments of Base Rent under the Lease.

          (2) To enter the Demised Premises and without further demand or notice proceed to distrain and sell the goods, chattels and personal property there found, to levy the Rent and Tenant shall pay all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of rent without said costs, commissions and charges made, after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord.

          (3) To re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, together with all alterations, fixtures, signs and other installations of Tenant. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Tenant, for Tenant and Tenant's successor and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and Landlord's agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          (4) To terminate this Lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the greater of (i) amount of the Rent reserved for the balance of the Demised Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, also discounted at the rate of nine percent (9%) per annum to its then present worth or (ii) three (3) months' rent, all of which amount shall be immediately due and payable from Tenant to Landlord as liquidated damages.

     16. RIGHT TO INJUNCTIVE RELIEF. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

     17. RIGHTS NOT EXCLUSIVE. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     18. WAIVERS BY TENANT. Tenant expressly waives the right to delay execution on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease and any right to have the same appraised. Tenant agrees that said real estate may be sold on a writ of execution or other process.

     19. CALCULATIONS OF AMOUNTS DUE. For the purpose of calculating the accelerated Rent payable under paragraph (1) of Paragraph 15(d) of this Article and the "Rent reserved for the balance of the term" of this Lease for the purposes of Paragraph (4) of Paragraph 15(d) of this Article, the amount payable as Tenant's share of real estate taxes, Tenant's share of the cost of insurance on the Demised Premises and Tenant's share of common area maintenance expenses and any other charges for which Tenant is responsible hereunder for the balance of the term hereof shall be equal to the sum of the highest amount paid or payable by Tenant in any calendar year for each of the foregoing items multiplied by the number of calendar years (including any fractional calendar year) remaining in the term of this Lease.

     20. RIGHT OF ASSIGNEE OF LANDLORD. The right to pursue the remedies herein provided against Tenant and to enforce all of the other provisions of this Lease may, at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom or practice to the contrary notwithstanding.

     21. REMEDIES CUMULATIVE. All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Demised Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     22. CONDEMNATION. If at any time during the Demised Term or any renewal or extension thereof the Demised Premises, or any portion thereof, be lawfully condemned or conveyed in lieu or condemnation, the Landlord shall be entitled to, and shall receive the award or payment therefor, and the Tenant shall assign, and does hereby assign and transfer to the Landlord such award or payment as may be made therefor, and in no event and under no circumstances shall the Tenant be entitled to receive or retain any award or payment of any part thereof. This Lease shall, as to the part so taken terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of the leased space taken or condemned.

     23. EXECUTION OF ESTOPPEL CERTIFICATE. At any time, and from time to time, upon the written request of Landlord or any first mortgagee, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such first mortgagee, without charge and in a form satisfactory to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration date of the term of this Lease and the minimum annual rental rate payable during the lease term; (c) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty days in advance; (g) reciting the amount of security deposited with Landlord, if any; (h) certifying that Tenant has no option or right of first refusal to purchase the Demised Premises or option to extend the term of the Lease (unless specifically set forth to the contrary in the Lease); (i) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee; (j) certifying that tenant will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the Demised Premises, in excess of those levels or quantities specified for regulatory purposes; (k) agreeing, if requested by Mortgagee, that Tenant will give Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant's remedies under the Lease; and (l) any other information which Landlord or the mortgagee shall require.

     24. FAILURE TO EXECUTE ESTOPPEL CERTIFICATE. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any first mortgagee a statement in accordance with the provisions of Paragraph 23 above within the said twenty (20) day period shall constitute acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the Basic Rent and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord at its option, may treat such failure as a deliberate event of default.

     25. SUBORDINATION AND ATTORNMENT. Tenant agrees:

          (a) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage ("First Mortgage"); and

          (b) That if the holder of any such First Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the case may be as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

          (c) That the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such First Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any First Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such First Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such First Mortgagee. Should Landlord or any First Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the First Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

          (d) Landlord agrees that is shall procure from the mortgagee who has agreed to provide a commitment for a five-year permanent mortgage on the Property the mortgagee's consent to a non-disturbance agreement, in form reasonably satisfactory to Tenant, which approval shall not be unreasonably withheld. If Landlord is unable to produce said agreement from such mortgagee prior to the closing of the construction mortgage, then Tenant shall have the right to terminate this Agreement within five (5) days after receipt of such advice from Landlord.

          Landlord further agrees that it shall use reasonable efforts to obtain a similar agreement from any successor first mortgagee.

     26. FAILURE TO EXECUTE INSTRUMENTS AND DOCUMENTS. In the event Tenant fails to execute and deliver the instruments and documents as provided for in Paragraphs 23 and 25 within twenty (20) days after request in writing by Landlord or such First Mortgagee or purchaser, as the case may be, Tenant does hereby make, constitute and appoint Landlord or such First Mortgagee or purchaser, as the case may be, as Tenant's attorney-in-fact and in its name, place and stead to do so, or Landlord may treat such failure as a deliberate event of default. The aforesaid power of attorney is given as coupled with an interest and is irrevocable.

     27. QUIET ENJOYMENT; EVICTION BY FORECLOSURE. Tenant, on paying the rent reserved, and performing all the covenants and conditions hereof, shall at all times during the Demised Term, peaceably and quietly have, hold and enjoy the Demised Premises; provided, however, eviction of the Tenant by reason of the foreclosure of any First Mortgage now or hereafter on the Demised Premises shall not be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Landlord; and provided further, that no eviction of the Tenant for any reason whatsoever, after the Landlord shall have conveyed the fee of the Demised Premises shall be construed as a breach of this covenant, and no action therefor shall be brought against the Landlord.

     28. TERMINATION OF LEASE.

     It is hereby mutually agreed that either party hereto may terminate this Lease at the end of the Demised Term or at the end of either option period by giving to the other party written notice thereof at least 180 days prior thereto, but in default of such notice, this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the Demised Term hereof as are herein contained except for Basic Rent which shall be adjusted to reflect the then current market rates for space comparable to the Demised Premises as determined by Landlord based upon other of Landlord's rental properties for Melbourne, Florida, for a further period of one years and so on from year to year unless or until termination by either party hereto, giving the other one hundred eighty (180) days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this Lease be continued for a further period under the terms herein-above mentioned, any allowances given Tenant on the Basic Rent during the original term shall not extend beyond such original term. In the event that Tenant shall give notice, as stipulated in this Lease, of intention to vacate the Demised Premises at the end of the Demised Term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Landlord shall have the option either:

          (a) To disregard the notice so given as having no effect, in which case all the terms and conditions of this Lease shall continue thereafter, as set forth above, with full force precisely as if such notice has not been given, or

          (b) Landlord may, at any time within thirty days after the Demised Term or any renewal or extension thereof, as aforesaid, give the said Tenant fifteen (15) days' written notice of his intention to terminate the said Lease; whereupon the Tenant expressly agrees to vacate said premises at the expiration of the said fifteen (15) day period.

     All powers granted to Landlord by this lease may be exercised and all obligations imposed upon Tenant by this Lease shall be performed by Tenant as well during any extension of the Demised Term of this Lease as during the Demised Term itself.

     29. NOTICES. All notices required shall be in writing given by certified mail, return receipt requested or by a recognized overnight delivery service:

TO LANDLORD:            Henderson Evans, L.C.
                        1800 Penn Street, Suite 3
                        Melbourne, FL  32901

With a copy to:         Norman C. Henss, Esq.
                        200 Stevens Drive, Suite 210
                        Lester, PA  19113

TO TENANT:              Software Technology, Inc.
                        Evans Road
                        Melbourne, FL  32901

     Such address may be changed from time to time by either party by serving notices as above provided.

     30. MECHANIC'S LIENS.

          (a) MECHANIC'S LIENS PROHIBITED. Tenant shall not suffer any mechanic's lien to be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding the Demised Premises, or any part hereof, through or under Tenant. If any mechanic's lien or any notice of intention to file a mechanic's lien shall at any time be filed against the Demised Premises Tenant shall at Tenant's cost, within fourteen (14) days after knowledge or notice of the filing of any mechanic's lien cause the same to be removed or discharged of record by payment, bond, order of a court of competent jurisdiction, or otherwise.

          (b) LANDLORD'S REMEDY FOR TENANT'S BREACH. If Tenant shall fail to remove or discharge any mechanic's lien or any notice of intention to file a mechanic's lien within the prescribed time, then in addition to any other right or remedy of Landlord, Landlord may, at its option, procure the removal or discharge of the same by payment or bond or otherwise. Any amount paid by Landlord for such purpose, together with all legal and other expenses of Landlord in procuring the removal or discharge or such lien or notice of intention and together with interest thereon at the highest permissible rate shall be and become due and payable by Tenant to Landlord as additional rent, and in the event of Tenant's failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month's rent.

          (c) NON-CONSENT OF LANDLORD TO FILING OF LIENS. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Demised Premises to any lien or liability arising out of Tenant's use or occupancy of the premises.

     31. LEASE CONTAINS ALL AGREEMENTS. It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, and conditions or understandings between Landlord or his Agent and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     32. HEIRS AND ASSIGNEES. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" or "its" wherever stated herein, shall be deemed to refer to the "Landlord" or "Tenant" whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of the assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

     33. SECURITY DEPOSIT. INTENTIONALLY OMITTED.

     34. HEADINGS NO PART OF LEASE. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

     35. TENANT'S PRO-RATA SHARE OF CENTER: 19.2% (determined by dividing the acreage of the Center (20.85 acres) by the acreage of the Land (including area covered by the Building) (4.0 acres).

     36. LATE PAYMENT. In the event that any payment of Basic Rent or additional rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within fifteen (15) days of the due date, Tenant shall pay to Landlord a late charge of five (5%) percent of such past due payment; and such late charge shall be deemed "rent" for all purposes under this Lease.

     37. LANDLORD'S CONSENT. Landlord agrees that it shall not unreasonably withhold any consent required of it under this Lease.

     38. SEVERABILITY. If a provision of this Lease Agreement is held invalid, it is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect. If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

     39. LANDLORD'S LIABILITY. Anything to the contrary herein notwithstanding, Landlord's liability for any damages or assessments hereunder shall be limited solely to Landlord's interest in the Demised Premises or land and building of which the Demised Premises is part, as the case may be. It is further covenanted and agreed by the parties hereto that in no case shall the Landlord be liable for any consequential damages.

     40. SIGNAGE. Tenant shall have the right to place neat, professionally executed signs at the front entrance and/or loading areas as shall adequately advertise Tenant's occupancy of the Premises and direct visitors, guests and the like to Tenant's Premises provided that they comply with any and all laws and ordinances applicable thereto. Tenant shall not place any sign on any part of the Building without the written consent of Landlord, which consent Landlord shall not unreasonably withhold.

     41. LANDLORD'S ENVIRONMENTAL CLAUSE.

          (a) Tenant shall not cause, allow or permit the escape, disposal or release of toxic or hazardous substances or materials, including those which are biologically active or chemically active, which shall include, but not be limited to, those substances listed in the Environmental Statutes, as defined below, polychlorinated biphenyls ("PCB's"), asbestos and materials containing PCG's and asbestos (hereinafter collectively "Hazardous Materials"), in, around or from the Demised Premises. Tenant shall not store, use or allow the storage or use of Hazardous Materials in or around the Demised Premises in any manner not sanctioned by law or the highest standards prevailing in the industry for handling and storage of such Hazardous Materials. In the event that any such Hazardous Materials are required to be used by Tenant in the ordinary course of its business, Tenant shall send at least five (5) days' advance written notice to Landlord of the uses of such substances, including any identification of such substances or materials. Landlord may deny or restrict Tenant's use or manner of use of such Hazardous Materials in or around the Demised Premises; however, Landlord's failure to deny or restrict Tenant's use of Hazardous Materials or to advise Tenant of an objection to Tenant's use or manner of use of same in the Demised Premises does not indicate Landlord's approval of such use and, in any event, Tenant shall remain strictly responsible and liable for any and all consequences, direct or indirect, resulting from the use of such Hazardous Materials in or around the Demised Premises.

          (b) Tenant shall conduct all of its operations at the Premises in compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17,
1986) ("CERCLA"); the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. ("RCRA"), Florida Air and Water Pollution Control Act and regulations enacted thereunder), ordinances, regulations, orders and requirements of common law, regarding, but not limited to, (i) discharges to the air, soil, surface or groundwater; and (ii) handling, utilizing, storage, treatment or disposal of any hazardous substances or toxic substances as defined therein ("Environmental Statues"). Tenant shall obtain all permits, licenses or approvals and shall make all notifications and registrations required by Environmental Statues and shall submit to Landlord, upon request, for inspecting and copying all documents, permits, licenses, approvals, manifests and records required to be submitted and/or maintained by the provision of the Environmental Statutes. Tenant shall also provide promptly to Lessor copies of any correspondence, notice of violation, summons, order, complaint or other document received by Tenant pertaining to compliance with Environmental Statutes.

          (c) Tenant shall not install at the Premises any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this section and after obtaining written permission to do so from Landlord.

          (d) If, because of the manner in which Tenant operates its business, the Landlord, Landlord's mortgage lender or a governmental agency shall require testing by an environmental testing entity of its choice, to ascertain whether there has been a release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees, in or around the Demised Premises, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord as Additional Rent. Tenant shall execute affidavits or representations, at Landlord's request, stating that, to the best of Tenant's knowledge and belief, since the time that Tenant took possession of the Demised Premises, there have been no and there presently are no Hazardous Materials present in the Demised Premises.

          (e) Tenant hereby agrees to indemnify Landlord and to hold Landlord harmless of, from and against any and all expense, loss, cost, fines, penalties, loss of value or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this section.

          (f) The provisions of this section shall survive the termination of Tenant's tenancy or of this Lease.

     42. OPTION TO RENEW

          Tenant  shall  have the right to extend the term of this lease for two
(2) additional terms of five (5) years each ("Extended Terms #1 and #2), commencing (#1) the first day after the Expiration Date and (#2) the first day after the last day of Extended Term #1 ("Renewal Day"), upon the following terms and conditions:

          a. On or before the day one hundred eighty (180) days prior to the applicable Renewal Day, Tenant shall notify Landlord in writing by certified mail, return receipt requested, of Tenant's election to extend the term of the Lease, under the terms and provisions of Paragraph 44 of the Lease;

          b. At the time of the exercise of such rights and thereafter until either Extended Term shall commence, Tenant shall not be in breach of the performance of any of the terms, covenants or conditions of this Lease, which breach has not been remedied before an event of default has occurred;

          c. Such extended term shall be upon the same terms, covenants and conditions as in this Lease, except that (i) there will be no right to extend this Lease beyond Extended Terms #1 and #2, and (ii) the annual Basic Rent for the Extended Terms shall be calculated (with increases) in the same manner as set forth in Paragraph 3(b) of the Lease.

          d. Upon the giving of such notice in writing as aforementioned, this Lease shall be deemed extended for each Extended Term, subject to the provisions and conditions of this paragraph, without execution of any further instruments.

          e. This Renewal Option may be assigned to a subtenant.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, intending to be legally bound hereby.

                                          LANDLORD:

WITNESS:                                  HENDERSON EVANS, L.C.


                                          By:/s/David Henderson
                                            ------------------------------------
                                                 David Henderson

                                          TENANT:

ATTEST:                                   SOFTWARE TECHNOLOGY, INC.

/s/Don F. Riordan
-------------------------------           By:/s/J.C. Clift
   Don F. Riordan                           ------------------------------------
  (Asst.) Secretary                             Jeffrey C. Clift, President

                      EXHIBITS TO SOFTWARE TECHNOLOGY LEASE


Exhibit "A"        Final Plans and Specifications and Tenant Scope of Work

Exhibit "B"        Specifications for Maintenance Contract

Exhibit "C"        Rules and Regulations

Exhibit "D"        Tenant Fixtures and Equipment

                                   EXHIBIT A

                                [Does Not Exist]

                                      RIDER


     THIS IS A RIDER MADE THIS 14TH DAY OF MAY, 1993, TO THE LEASE OF MAY 14, 1993, BETWEEN HENDERSON EVANS, L.C., a Florida limited liability company, and SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Tenant").

     OPTION TO PURCHASE.

     Landlord hereby grants to Tenant the following options to purchase the Demised Premises. Said options are personal to Tenant and may not be assigned by Tenant with or without the assignment of the Lease and are under and subject to the following terms and conditions:

          a. Said options shall be exercised, if at all:

               (i) at least ninety (90) days prior to the expiration of the fifth year of the Demised Term of the Lease, by written notice from Tenant to Landlord by certified mail at Landlord's last known address ("Option A"); or

               (ii) at least one hundred eighty (180) days prior to the expiration of the tenth year of the Demised Term of the Lease, with written notice by Tenant to Landlord by certified mail at Landlord's last known address ("Option B").

               (b) The purchase price for the Demised Premises shall be its fair market value (but in no event less than the outstanding mortgage balance against said Property) as determined by appraisal conducted in the following manner:

               (i) Tenant shall include with its notice of exercise of the option its name, address and qualifications as set forth in paragraph b(iv) hereof of its nomination for an appraiser.

               (ii) Within ten (10) days thereafter, Landlord shall advise Tenant in writing of the name, address and qualifications as set forth in paragraph b(iv) hereof its selected appraiser.

               (iii) The two appraisers shall select, within the next ten (10) days, a third appraiser. If the appraisers selected by Tenant and Landlord are unable to reach an agreement as to the identity of the third appraiser within said time period, the appraiser shall be determined in accordance with the procedures established by the American Arbitration Association for the selection of an arbitrator, except that the appraiser selected must meet the qualifications for an appraiser as hereinafter set forth in (b)(iv) hereof.

               (iv) In order to qualify as an appraiser in accordance with the provisions of this paragraph, the appraiser must qualify as an M.A.I. Appraiser, be licensed as a real estate broker in accordance with the laws of the State of Florida, which license is in good standing and has not been revoked, and it must have substantial experience in the sale and leasing of commercial and industrial real estate in the area of Melbourne, Florida.

               (v) The third appraiser selected shall actually conduct the appraisal and determine the fair market value. In determining fair market value, the appraiser shall appraise the building as being vacant and available for occupancy by a third party.

               (vi) Both Landlord and Tenant may submit to the Appraiser such information as they believe appropriate for the determination of the appraisal price. The appraiser may or may not hold a meeting of Landlord's and Tenant's representatives, as such appraiser deems desirable;

               (vii) Within twenty (20) days after his appointment, the appraiser shall make his determination of the fair market value, determined in accordance with the foregoing standards. Said decision shall be final and binding and not subject to appeal.

               (viii) Unless written objection is made to the other party within five (5) days after the selection of the identity of the appraiser, the objection to the qualifications of the appraiser shall be deemed waived. If objections are made to the selection of an appraiser, the party whose nominee it is will have ten (10) days in which to select the identity of a new appraiser.

               (ix) Tenant and Landlord shall pay the fees and expenses of the appraiser each has chosen. The parties shall equally divide the fees, compensation and expenses of the third appraiser.

          c. Tenant shall purchase the premises "as is" and Landlord shall not be responsible for the condition of the building, the infrastructure, the land or the necessity for any repairs thereto, whether or not structural.

          d. The Demised Premises shall be conveyed, subject to title exceptions appearing on Exhibit "E" attached hereto and incorporated herein by reference. Said title exceptions include a reference to a certain
     Declaration of Covenants, Conditions and Restrictions by and between Henderson Holding Company and Elmer J. Krauss Organization, recorded of record in the Office of the Clerk of the Circuit Court in and for Brevard County, Florida, at Book #2652, Page #2739, et. seq., on December 2, 1985.

          e. Title shall be free and clear of all liens, encumbrances and easements, except those set forth in Exhibit "E" attached hereto. Landlord shall have the affirmative obligation to discharge before or at the time of settlement all liens which can be discharged by the payment of money, the total of which shall not be in excess of the net proceeds of the sale. If Landlord is unable to provide good and marketable title and such as would be insured by title insurance and at regular rates, subject only to the exceptions set forth in Exhibit "E", then Tenant's sole remedy shall be to terminate its Option or to accept such title as Landlord is able to convey, without abatement of the Purchase Price.

          f. Settlement shall be made on said Purchase under subparagraph (a)(1) hereof during the last month of the fifth year of the Demised Premise, upon ten (10) days' written notice from Tenant to Landlord of under paragraph
     (a)(2), during the last month of the tenth year of the Demised Term, again settlement being on ten (10) days' written notice from Tenant to Landlord. Settlement shall be held at the office of title insurer, and if there is no title insurer, at the office of seller.

          g. Time is of the essence of this Agreement in exercising the option and in consummating closing.

          h. At the time of closing, the purchase price shall be payable by certified check, cashier's check or wire transfer to Landlord's account pursuant to the written instructions of Landlord.

          i. Documentary stamps on the deed and recording corrective instruments shall be paid by Landlord. Documentary stamps and intangible tax on the mortgage, if any, shall be paid by Landlord. Documentary stamps and intangible tax on the mortgage, if any, shall be paid by Tenant. Taxes, assessments, rent, interest, insurance and other expenses and revenue of property shall be pro rated through day before closing. Cash at closing shall be increased or decreased as may be required by pro-rations. Taxes shall be pro rated based on the current year's tax, with due allowance made for maximum allowance discount, homestead and other exemptions. If closing occurs at a date when the current year's millage is not fixed, and current year's assessment is available, taxes will be pro-rated based upon such assessment in a prior year's millage. If current year's assessment is not available, then taxes will be pro-rated on the prior year's tax. Any tax pro ration based on an assessment may, at request of either Tenant or Landlord, be subsequently readjusted upon receipt of tax bill on condition that a statement to that effect is in the closing statement.

          j. The deed shall be a special warranty deed which shall be recorded upon clearance of funds.

          k. If Tenant fails or refuses to consummate closing on the purchase within the time specified, and at Landlord's option, the Tenant shall be liable to Landlord for ten percent (10%) of the purchase price as agreed upon liquidated damages, and in full settlement of any claims whereupon Tenant and Landlord shall be relieved of all further obligations under the exercised option to purchase; or Landlord, at Landlord's option, may proceed in equity to enforce Landlord's rights under this Agreement for consummation of the exercise to Purchase. If for any reason other than failure of Landlord to make Landlord's title marketable after diligent effort, Landlord fails or neglects or refuses to perform this Contract, the Tenant may seek specific performance, which shall be Tenant's only remedy.

          l. From the time of exercise of the Option to Purchase until the time of Closing, Tenant on the Lease for the property to be purchased may not be in default in any of the provisions of its Lease. In the event the Option to Purchase is rescinded due to Tenant default in its Lease, Seller may retain the deposit money as liquidated damages, and Tenant shall have no further options to purchase the Demised Premises.

     IN WITNESS WHEREOF, the parties hereto have executed this Rider to the Lease the day and year first above written.


                                          LANDLORD:

WITNESS:                                  HENDERSON EVANS, L.C.


                                          By:/s/David Henderson
                                            ------------------------------------
                                                David Henderson


                                          TENANT:

ATTEST:                                   SOFTWARE TECHNOLOGY, INC.

/s/Don F. Riordan
-------------------------------           By:/s/J.C. Clift
   Don F. Riordan                           ------------------------------------
  (Asst.) Secretary                             Jeffrey C. Clift, President

                                    EXHIBIT B

               MAINTENANCE SERVICE SPECIFICATIONS FOR HVAC SYSTEMS

Service Agreements must include the following items:

a.   Quarterly inspections (four times per year) to include filter changing.

b. Belt replacement as needed (but at least once per year), adjust belt tension.

c. Grease and oil all motor, bearings and additional moving parts (i.e., dampers).

d. Preserve exterior casing by removing rust and apply paint. Insure casing is secure.

e. Evaporator and condenser cleaning once a year prior to spring start-up: (1) Condensate drain pans cleaned and preserved as needed. (2) Cleaning solution to be non-acidic type (as to protect delicate roofing materials)

f. Evaporative condensers or cooling towers shall be cleaned upon winterization. All debris shall be removed from sumps and water drained from lines and pump casing. (1) Upon restart, water treatment shall be added as necessary to inhibit molds (by drip feeder or tablet method, cost of material to be additional to base contract price).

g.   Heat exchangers shall be inspected and cleaned prior to heating season.

h. Stacks shall be checked for corrosion and leakage prior to heating season; clean as necessary, make sure flue caps are installed and intact.

i. Warning safety controls shall be checked as per manufacturer's testing instructions with result noted on each service report.

j. Oil tanks shall be dipped and tested for water contamination prior to heating season.

k.   Lift tanks, pumps, and controls shall be serviced prior to heating season.

l. Unitary controls (i.e., fan limits, gas valves, modulating fire controls, pressure switches, remote shut-offs) shall be checked and calibrated as necessary.

m.   Refrigerant circuits shall be leak checked prior to start up.

n. Refrigerant controls shall be checked and adjusted to manufacturer's specifications (i.e., thermostatic expansion valve, hot gas bypass valves).

o. Unitary operating controls and safety controls (i.e., oil failure, high-low pressure cutouts, time delay/and short cycle device), shall be tested and adjusted to maintain complete system protection.

p.   All electrical connections will be tightened.

q.   All contractors will be inspected and cleaned.

r.   All electric motor loads shall be monitored including amperage and voltage.

s. All motor mounts and compressor mounts shall be checked for integrity and serviced as necessary to prevent vibration throughout units.

t. All record of all operating temperatures pressure and electrical data shall be forwarded to the customer for each unit serviced, the record will include model and serial number.

u. A schedule of rates will be included for standard overtime and holiday rates for service not covered under contract.

v. A mark-up percentage for material shall be forwarded along with rate schedule.

w. A guaranteed response time, a referred customer status shall be extended to the customer for emergency call out.

x. A form listing the maintenance work completed on what date shall be forwarded to customer with service order or invoice.

                                   EXHIBIT C

                              RULES AND REGULATIONS

1. Tenant will not keep any animals or birds in the Demised Premises or in the building nor permit any animals or birds to be brought into or kept in the Demised Premises by others.

2. Tenant will not go, or authorize or permit anyone to go upon the roof of the building except as authorized by Landlord for the maintenance or repair of HVAC equipment.

3. Tenant will not make, commit or permit any improper noises or disturbances in the building, mark, defile and deface the Demised Premises or the building of which the Demised Premises is a part or interfere in any way with other tenants, their employees or those having business with them.

4. Tenant agrees that Landlord shall in no case be liable for the admission or exclusion of any person from said building.

5. Tenant will not occupy the Demised Premises as living quarters or sleeping apartments or in any manner or for any use or purpose other than as herein stated. Tenant will not use the halls, passages, elevators and stairways of the building of which the Demised Premises are a part for any purpose other than ingress and egress.

6. Tenant will not use the toilet rooms, water closets, urinals and other water fixtures and apparatus on the Demised Premises or in the building of which the same are a part for any purpose other than that for which they were designed and constructed, nor throw sweepings, rubbish, rags, ashes, chemicals or other injurious substances therein.

7. Tenant will give Landlord prompt notice of any canvassers, newsboys, peddlers or beggars plying their trade in the building of which the Demised Premises are a part.

8. Tenant will close the windows and securely lock the doors of the Demised Premises before leaving the building each day.

9. Tenant will not hang or install on any window any window shade, blind or curtain without the written approval of Landlord. Landlord will supply uniform window blinds for all Tenants; however, the Tenant shall be responsible for (all costs incurred) repair or replacement of the window blinds except for reasonable wear and tear.

10. Tenant will not permit or allow any sign to be displayed or painted on the exterior door of the demised Premises or the building of which the Demised Premises is a part without the consent of Landlord in writing.

                                   EXHIBIT D

                                [Does Not Exist]

                          LEASE MODIFICATION NUMBER ONE

     This agreement dated September 5, 1995 by and between HENDERSON EVANS, L.C., a Florida limited liability company as Landlord, and SOFTWARE TECHNOLOGY, INC., a Florida corporation, as Tenant, covers the Demised Premises commonly known as 1225 Evans Road, Melbourne, Florida 32904.

     Whereas, Landlord and Tenant entered into a Lease Agreement on May 14, 1993 and;

     Whereas, the Tenant requests that its current Lease be modified to include an additional 6,900 square feet which is located contiguous to and south of the Demised Premises as shown on the attached Exhibit "X"; and to be constructed according to the attached Plans and Specifications.

     Now therefore, in consideration of the Tenant's request the Landlord and Tenant hereby agrees to the following modifications to the Lease.


     1.   The floor area under the referenced Lease shall be 29,400 square feet.

     2. Upon receipt of a Certificate of Occupancy the annual net rental amount will be $223,440.00 and paid monthly at the rate of $18,620.00. The lease rate will be adjusted annually per paragraph 3 commencing with year two of the new term. Expense reconciliation will continue to occur on February 1st of each year.

     3. The term will be reset to ten (10) years and the expiration date will be December 31, 2005.

     All other terms and conditions of the referenced Lease shall remain unchanged.

     In witness whereof, the parties have hereunto set their hands and seals the day and the year first written above.

                                   LANDLORD:

                                   HENDERSON EVANS, L.C.



/s/John B. Conda                   By:/s/William Henderson
------------------------------        -----------------------------
   Witness                         ITS:  Partner


/s/Joy Schaible
------------------------------
   Witness
                                   PARTNER:

                                   SOFTWARE TECHNOLOGY, INC.


                                   By:/s/Don F. Riordan
/s/J.C. Clift                         -----------------------------
------------------------------     ITS:  Secretary/Treasurer
   Witness


Signature Illegible
-------------------------------
Witness

Exhibit X
[Map of Demised Premises]

                          LEASE MODIFICATION NUMBER TWO

     This agreement dated April 3, 1996 by and between HENDERSON EVANS, L.C., a Florida limited liability company as Landlord, and SOFTWARE TECHNOLOGY, INC., a Florida corporation, as Tenant, covers the Demised Premises commonly known as 1225 Evans Road, Melbourne, Florida 32904.

     Whereas, Landlord and Tenant entered into a Lease Agreement on May 14, 1993 and;

     Whereas, Landlord and Tenant modified such Lease Agreement on September 5, 1995 and;

     Whereas, the Landlord requests that the current lease expiration date be adjusted to coincide with the completion of the addition to the facility.

     Now therefore, in consideration of the Landlord's request the Landlord and Tenant hereby agrees to the following modifications to the Lease.


     1. The term will be reset to ten (10) years and the expiration date will be February 28, 2006.

     2. As inducement to reset the Lease Term, the Landlord shall forgo the annual increase which was due on February 1, 1996.

     3. Annual Base Rent beginning March 1, 1996 will be $223,440 and shall be adjusted annually pursuant to paragraph 3 of the Lease. The new Base Index, pursuant to paragraph 3 of the Lease, will be the Consumer Price Index (CPI) for November, 1995.

     All other terms and conditions of the referenced Lease shall remain unchanged.

     In witness whereof, the parties have hereunto set their hands and seals the day and the year first written above.

                                          LANDLORD:

                                          HENDERSON EVANS, L.C.



/s/John D. Conda                           By:/s/David Henderson
------------------------------                ----------------------------------
Witness                                          David Henderson


/s/Joy Schaible
-------------------------------
Witness                                   ITS:  Partner



                                          PARTNER:

                                          SOFTWARE TECHNOLOGY, INC.


/s/Barbara Cole                            By:/s/J.C. Clift
-----------------------------                ----------------------------------
Witness                                          J.C. Clift

                                             ITS:  President

/s/Marianne Crovetto
----------------------------
Witness